FORM 8-K



                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549



                           CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                  Date of Report (Date of Earliest
                 Event Reported):  December 8, 1997




                CHIQUITA BRANDS INTERNATIONAL, INC.
       (Exact name of registrant as specified in its charter)




        New Jersey           1-1550           04-1923360
        (State or other    (Commission       (IRS Employer
        jurisdiction of    File Number)     Identification No.)
        incorporation)


           250 East Fifth Street, Cincinnati, Ohio 45202
              (Address of principal executive offices)


        Registrant's telephone number, including area code:
                           (513) 784-8000





              INFORMATION TO BE INCLUDED IN THE REPORT


   Items 1, 3, 4, 5, 6, 8 and 9 are not applicable and are omitted from this Report.

   Item 2.  Acquisition or Disposition of Assets.

        On December 8, 1997, Chiquita Brands International, Inc. ( Chiquita or the Company ) acquired all of the outstanding capital stock of American Fine Foods, Inc. ( AFF ), a privately-held company headquartered in Payette, Idaho, engaged primarily in the vegetable canning business. The acquisition was effected pursuant to a Share Purchase Agreement dated as of September 15, 1997 between Chiquita and the shareholders of AFF, which is attached hereto as Exhibit 2.1.

        The purchase price payable to the three shareholders of AFF, Steiner Corporation, Robert Moss and Dillon Wilson, was agreed to based on arm s length negotiations. The purchase price of $26.8 million was paid entirely in shares of Chiquita capital stock, par value $.33 per share ( Common Stock ), valued at $17.11 per share, which represents the agreed market value of the Common Stock on December 8, 1997. All of the 1,564,623 shares of Common Stock issued in the transaction were registered for resale under the Securities Act of 1933. The total purchase price is subject to a post-closing adjustment based on changes in the stockholders equity of AFF through December 8, 1997; the post-closing amount will be paid in cash.

        AFF produces a complete line of vegetables, including corn, peas, green beans, dry beans, spinach and asparagus, as well as canned soups and meat products. These products are marketed under private and branded labels, including pursuant to co-pack arrangements, and are sold in the retail and food
   service trades and to institutional accounts.   AFF owns and
   operates four canning plants, of which one is located in Payette, Idaho, and the other three are located near Walla Walla, Washington, along with a can manufacturing plant and distribution facility located in Payette, Idaho. Chiquita presently plans to continue operating the AFF canning business.

   Item 7.  Financial Statements and Exhibits.

        (a) Financial Statements of Businesses Acquired.

             American Fine Foods, Inc.



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                  Independent Auditors  Report            *

                  Balance Sheet at June 28, 1997          *

                  Statement of Operations for the
                  year ended June 28, 1997                *

                  Statement of Stockholders
                  Equity for the year ended
                  June 28, 1997                           *

                  Statement of Cash Flows for the
                  year ended June 28, 1997                *

                  Notes to the Financial Statements       *

                  Balance Sheets (unaudited) at
                  September 27, 1997 and
                  September 28, 1996                      *

                  Statements of Operations (unaudited)
                  for the three months ended
                  September 27, 1997 and
                  September 28, 1996                      *

                  Statements of Cash Flows (unaudited)
                  for the three months ended
                  September 27, 1997 and
                  September 28, 1996                      *

                  Notes to the Financial Statements
                  (unaudited)                             *

   *    To be filed by amendment not later than February 6, 1998.

        (b) Pro Forma Financial Information.

             Chiquita Brands International, Inc.

                  Pro Forma Combined Balance Sheet
                  (unaudited) as of
                  September 30, 1997                      **

                  Pro Forma Combined Income Statement
                  (unaudited) for the year ended
                  December 31, 1996                       **

                  Pro Forma Combined Income Statement
                  (unaudited) for the nine months
                  ended September 30, 1997                **



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   **   Incorporated by reference from pages 39 - 42 of the final
        Proxy Statement/Prospectus forming part of the Company s Registration Statement on Form S-4 (Registration No. 333-40709) filed pursuant to Rule 424(b)(3) on December 10, 1997.

        (c) Exhibits

             2.1  Share Purchase Agreement dated as of September
                  15, 1997 by and among Chiquita and Steiner
                  Corporation, Robert Moss and Dillon Wilson.

             23.1 Consent of Independent Auditors ( KPMG Peat
                  Marwick LLP) - to be filed by amendment.







































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                             SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Date: December 23, 1997  CHIQUITA BRANDS INTERNATIONAL, INC.

                            By:  /s/ William A. Tsacalis
                            William A. Tsacalis
                            Vice President and Controller









































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